Exhibit 10.1

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Agreement”), dated as of August 18, 2016 (the “Effective Date”) by and among , HIGHLAND CAPITAL MANAGEMENT L.P., a Delaware limited partnership, NEXPOINT MULTIFAMILY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, such parties being referred to individually as a “Borrower” and collectively as the “Borrowers”), the banks and financial institutions listed on the signature pages hereof as Lenders, and KEYBANK NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

RECITALS

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent entered into that certain Revolving Credit Agreement dated as of April 7, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Credit Agreement);

WHEREAS, the Borrowers, the Administrative Agent and the Lenders desire to amend the Credit Agreement in order to, among other things (i) increase the maximum Commitments to $20,000,000.00 on a temporary basis; and (ii) amend certain other provisions of the Credit Agreement as further described herein; and

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. From and after the Effective Date, (a) the Commitment shall equal Twenty Million and No/100 Dollars ($20,000,000.00) and shall thereafter be reduced to Fifteen Million and No/100 Dollars ($15,000,000.00) as set forth herein, and (b) the Lender shall have a Commitment in the amount shown on Schedule 2.01 attached hereto. The Borrower shall execute and deliver to the Lender a new or amended and restated Note in the amount of its revised Commitment.

2. Each Borrower hereby represents and warrants that (1) it has the limited partnership power and authority, and has taken all limited partnership action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (2) as of the Effective Date, the representations and warranties of each Credit Party contained in Article 3 of the Credit Agreement shall be true and correct in all material respects, with the same force and effect as if made on and as of such date; except to the extent that such representations and warranties specifically refer to any earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (3) as of the Effective Date, no Event of Default or Default has occurred and is continuing.

3. Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a)	The definition of “Commitment” in Article 1 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder as set forth on Schedule 2.01. The aggregate amount of the Lenders’ Commitments is $20,000,000.00, reduced to $17,000,000.00 as of October     , 2016, and reduced to $15,000,000.00 as of November     , 2016.

(b)	Section 2.09 of the Credit Agreement is hereby amended by the addition of the following at the end thereof:

To the extent that any principal payments are made on the Loans, including any Mandatory Prepayment, at any time that the outstanding principal balance of the Loans exceeds $15,000,000.00, the Commitment shall be permanently reduced by the amount of such prepayment and the amount prepaid shall not be available to be reborrowed.

(c)	Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01, annexed hereto.

(d)	Section 5.02 of the Credit Agreement is hereby amended by the addition of the following subsection (d) at the end thereof:

(c) A minimum Liquidity at all times equal to (i) $10,000,000.00, plus (ii) the amount by which the outstanding principal balance of the Loans exceeds $15,000,000.00, provided that Liquidity under this subsection (ii) shall be limited to cash or cash equivalents or unencumbered obligations of, or guaranteed by, the United States of America.

4. On or before the date hereof, NREA SOV Investors, LLC shall execute and deliver to Administrative Agent a pledge agreement and such other documents as Administrative Agent may reasonably require in order to grant to Administrative Agent a Pledged Interest in 100% of NREA SOV Investors, LLC’s Super Class A membership interest in CAF Stone Oak Village, LLC, a Texas limited liability company.

5. On or before, August 22, 2016, Administrative Agent shall have been granted a pledge of all distributions and proceeds received by HCRE Partners, LLC, a Delaware limited liability company (“HCRE”) with respect to Heron Pointe Residential Partners, LLC, a Delaware limited liability company (“Heron Pointe”) and the Real Property known as Heron Pointe (the “Heron Pointe Property”), and on or before the September 17, 2016, Administrative Agent shall have been granted a pledge from HCRE, or such other entity as may acceptable to Administrative Agent, of fifty percent (50%) of the ownership interests owned by such entity in Heron Pointe, as owner of the Heron Pointe Property.

6. The Borrower agrees to pay to Administrative Agent, on the Effective Date, an amendment fee in the amount of $25,000.00.

7. From and after the date of this Agreement, all references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Agreement, and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Amended Credit Agreement.

8. This Agreement shall become effective as of the date first written above upon the Administrative Agent’s receipt of counterparts to this Agreement, duly executed and delivered, by the Borrowers, the Lenders party hereto, and the Administrative Agent.

9. This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

11. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

BORROWER:

HIGHLAND CAPITAL MANAGEMENT L.P., a Delaware limited partnership

By: Strand Advisors, Inc., its General Partner

By:	/s/ James Dondero
Name:	James Dondero
Title:	President

NEXPOINT MULTIFAMILY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By: NexPoint Multifamily Capital Trust, Inc., its General Partner

By:	/s/ Matt McGraner
Name:	Matt McGraner
Title:	COO/EVP – Investments

Accepted and Agreed:

GUARANTORS:

/s/ Harry Bookey
Name:	Harry Bookey

/s/ Pamela Bookey
Name:	Pamela Bookey

NexPoint Multifamily Capital Trust, Inc.,
a Maryland corporation

By:	/s/ Matt McGraner
Name:	Matt McGraner
Title:	COO/EVP – Investments

Accepted and Agreed:

ADMINISTRATIVE AGENT:

KEYBANK, NATIONAL ASSOCIATION,
as Administrative Agent,

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Senior Relationship Manager

LENDER:

KEYBANK, NATIONAL ASSOCIATION

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Senior Relationship Manager

SCHEDULE 2.01

LENDER	LOAN COMMITMENT

(Percentage)

KEYBANK, NATIONAL ASSOCIATION	$20,000,000.00
(100%)

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